Fourth Quarter and Full Year 2010 Earnings Conference Call

Presentation Material & Supplemental Data

February 1, 2011

MEMC

TECHNOLOGY IS BUILT ON US

Safe Harbor

With the exception of historical information, the matters disclosed in this presentation are forward-looking statements. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission, including its 2009 Form 10-K and Form 10-Qs for each of the first, second and third quarters of 2010, in addition to the risks and uncertainties described on page 13 of this presentation. These forward-looking statements represent the Company's judgment as of the date of this presentation. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

MEMC
TECHNOLOGY IS BUILT ON US

2010 Q4 Summary Results

$MM	Semiconductor Materials	Solar Materials	Solar Energy (Sun Edison)	Corporate	MEMC GAAP	Non-GAAP Adjustments	MEMC Non-GAAP
Net Sales	262.6	279.9	307.6	-	850.1	99.4	949.5
Gross Profit					124.0	67.5	191.5
Gross Profit%					*14.6%*		*20.2%*
Operating Expense					103.1		103.1
Operating Income / (Loss)	25.6	38.1	(8.2)	(34.6)	20.9	67.5	88.4
Decline / (Increase) FMV of Warrants	-	-	-	2.1	2.1	-	2.1
Other Expense / (Income)	0.5	(0.4)	5.4	1.0	6.5	-	6.5
Profit / (Loss) Before Tax	25.1	38.5	(13.6)	(37.7)	12.3	67.5	79.8
Income Taxes					(9.8)	20.7	10.9
Minority Interest / (Equity Earnings)					10.7		10.7
Net Income					11.4	46.8	58.2
Diluted EPS ($)					$ 0.05	$ 0.20	$ 0.25

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q4 Variance (Non-GAAP)

$MM	Q4 2010 Non-GAAP	Q3 2010 Non-GAAP	vs Prior Quarter $ Variance	vs Prior Quarter % Variance	Q4 2009 GAAP[1]	vs Prior Year $ Variance	vs Prior Year % Variance
Net Sales	**949.5**	**550.8**	**398.7**	**72%**	**356.7**	**592.8**	**166%**
Gross Margin	191.5	91.7	99.8	109%	53.0	138.5	261%
Gross Margin %	20%	17%		352bps	15%		531bps
Operating Expense	103.1	75.0	28.1	37%	64.0	39.1	61%
Operating Income	**88.4**	**16.7**	**71.7**	**429%**	**(11.0)**	**99.4**	**903%**
Operating Income %	9%	3%		628bps	-3%		1240bps
Net Income	**58.2**	**22.0**	**36.2**	**165%**	**(7.1)**	**65.3**	**920%**
Earnings per Share ($)	**0.25**	**0.10**	**0.15**	**150%**	**(0.03)**	**0.28**	**933%**

(1) Non-GAAP measure not in place in 2009

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q4 GAAP to Non-GAAP Reconciliation



$MM
SunEdison GAAP to Non-GAAP Reconciliation
120
100
80
60
40
20
-
11.4
58.1
41.3
(32.2)
(20.7)
58.2
GAAP Net Income
Revenue: direct sale
Revenue: sale-leaseback
COGS: sale-leaseback
Tax (on Non-GAAP profit)
Non-GAAP Net Income

Note: Adjustment for cost of goods sold on direct sales are minimal since most costs are recognized under GAAP real estate accounting

Non-GAAP Adjustments Better Reflect Project Economics

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q4 : Semiconductor Materials

Net Sales ($MM)


300
0
208
261
263
Q409
Q110
Q210
Q310
Q410

- Sequential increase 1%
  - Higher pricing and market share gains
  - Lower volumes from seasonal effects
- YOY increase 26%
  - Increase in wafer volumes
  - Double digit price increase

Segment Margin ($MM)


$8MM Insurance proceeds
(10)
26
26
-20
Q409
Q110
Q210
Q310
Q410

- Sequential decrease of 2%
  - Currency effects and lower volume partially offset by higher pricing
- YOY increase $36MM
  - Higher pricing
  - Higher volume and improved productivity

Share Gains and Stable Pricing

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q4: Solar Materials

Net Sales ($MM)


300
0
145
221
280
Q409
Q110
Q210
Q310
Q410

- Sequential increase 27%
  - 20%+ higher volume
  - Modestly higher pricing
- YOY increase 93%
  - 85%+ higher wafer volumes
  - Modestly higher pricing

Segment Margin ($MM)


45
0
32
$4MM Insurance proceeds
18
38
Q409
Q110
Q210
Q310
Q410

- Sequential increase of $20MM
  - Higher pricing and improved cost position
- YOY increase by $6MM
  - Significantly higher wafer volumes and higher pricing partially offset by higher tolling costs and costs associated with ramping Solaicx

Record Wafer Shipment Volume and Improving Productivity

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

Q4: SunEdison

Net Sales (Non-GAAP) ($MM)



Direct Sales
Energy Sales
Non-GAAP Adjustments
500
400
300
200
100
0
11
69
407
Q409
Q110
Q210
Q310
Q410

Segment Margin (Non-GAAP) ($MM)



w/o Adj.
Non-GAAP Adjustments
80
60
40
20
0
-20
N/A
(0)
59
Q409
Q110
Q210
Q310
Q410

Vol (MW)	1Q10	2Q10	3Q10	4Q10	FY10
Total Interconnected	11	5	11	140	**167**
Under Construction	32	11	155	87	

- Revenue increased by $338MM sequentially including Non-GAAP adjustments of $99MM
  - Direct sales: $58MM
  - Sale leasebacks: $41MM
- Margins increased by $59MM sequentially including non-GAAP adjustments of $67MM
  - Real estate accounting: $58MM
  - Sale leasebacks: $9MM

Rovigo Completed … 87MW under Construction Exiting 2010

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

SunEdison Pipeline & Installations



Installations
Pipeline
MW
1,600
1,400
1,200
1,000
800
600
400
200
0
40
659
167
1416
YE 2009
YE 2010

- Grew pipeline 38% in Q4 2010
- Increasing geographic diversification in the pipeline portfolio

4x installations and 2x pipeline growth in 2010….strong pipeline going into 2011

MEMC
TECHNOLOGY IS BUILT ON US

2010 Full Year Summary Results

$MM	Semiconductor Materials	Solar Materials	Solar Energy (Sun Edison)	Corporate	MEMC GAAP	Non-GAAP Adjustments	MEMC Non-GAAP
Net Sales	**992.6**	**826.1**	**420.5**	**-**	**2,239.2**	**176.8**	**2,416.0**
Gross Profit					**345.1**	80.9	**426.0**
Gross Profit%					***15.4%***		***17.6%***
Operating Expense					**326.3**		**326.3**
Operating Income / (Loss)	**68.2**	**86.9**	**(13.0)**	**(123.3)**	**18.8**	**80.9**	**99.7**
Decline / (Increase) FMV of Warrants	-	-	-	14.0	**14.0**	-	**14.0**
Other Expense / (Income)	3.2	(0.8)	26.4	(9.5)	**19.3**	-	**19.3**
Profit / (Loss) Before Tax	65.0	87.7	(39.4)	(127.8)	**(14.5)**	80.9	**66.4**
Income Taxes					**(54.1)**	25.4	**(28.7)**
Minority Interest / (Equity Earnings)					**6.4**		**6.4**
Net Income					**33.2**	**55.5**	**88.7**
Diluted EPS ($)					**$ 0.15**	**$ 0.24**	**$ 0.39**

Note: unaudited

MEMC
TECHNOLOGY IS BUILT ON US

2011 Non-GAAP Guidance

Non-GAAP Revenue


$3.4 - 3.7B
$2.4B
2010
2011

Non-GAAP EPS


$1.00 - $1.30
$0.39
2010
2011

Outlook Assumptions

- Semi growth in line with industry msi forecasts; stable semi wafer pricing
- Solar PV end market growth >20%; anticipate potential supply chain price weakness
- SunEdison installation growth more than double 2010 MW levels, with a 2H11 loaded profile
- Overall revenue and EPS weighted to 2H11
- Capital expenditures increase on investments in (1) solar wafer production, (2) 300mm semi wafer manufacturing, and (3) productivity projects
- Estimated tax rate of 15%

Outlook Risks

- Slower end market growth or uneven demand
- Weaker pricing environment from supply and/or demand factors
- Macroeconomic factors including interest rates and currency
- Public policy risks (i.e. solar PV incentives)

MEMC
TECHNOLOGY IS BUILT ON US

Appendix: SunEdison Non-GAAP Accounting Adjustments

Real Estate Accounting for Direct Sales

Condition:	GAAP Application:	Non-GAAP Adjustments:
When the system is considered integral to the site on which it was built: Deferral of maximum contractual exposure for power production and system uptime guarantees offered to direct sale customers.	P&L: Revenue and profit deferred for between 2-20 years; 100% cost recognition	⇨ Revenue and profit recognized 100%
	Balance Sheet: Deferred revenue or other liabilities	
	Cash Flow: Receipt of sale price, typically in operating cash	

Financing Sale Leasebacks (FSLB)

Condition:	GAAP Application:	Non-GAAP Adjustments:
When there is a difference between the cash we receive from financing partners in SLB and total cost to construct the solar energy systems: Deferral of the system development margin and recognition.	P&L: Revenue is never recognized and profit deferred for between 20-25 years; Gain on extinguishment of debt	⇨ Revenue and profit recognized 100%
	Balance Sheet: Cash proceeds recorded as debt	⇨ Nil
	Cash Flow: Receipt of system development margin, typically in financing cash	⇨ Included in free cash flow

MEMC
TECHNOLOGY IS BUILT ON US

Forward-Looking Statements

Certain matters discussed in this presentation are forward-looking statements, including that for the full year of 2011, we expect non-GAAP sales in the range of $3.4 – 3.7 billion and non-GAAP earnings per share of $1.00 to $1.30; that we expect semiconductor market growth to be in line with industry msi forecasts; that we expect stable semi wafer pricing and Solar PV end market growth in excess of 20%; that we anticipate solar supply chain price weakness; that we expect SunEdison installation growth to more than double 2010 MW levels, with a 2H11 loaded profile; that we expect overall revenue and EPS to be weighted to 2H11; that we expect capital expenditures to increase on investments in (1) solar wafer production, (2) 300mm semi wafer manufacturing and (3) productivity projects; and that we expect an estimated tax rate of 15% for 2011. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include concentrated project development risks related to large scale solar projects; changes to accounting interpretations or accounting rules; market demand for our products and services; changes in the pricing environment for silicon wafers and polysilicon, as well as solar power systems; the availability and size of government and economic incentives to adopt solar power, including tax policy and credits and renewable portfolio standards; the availability of attractive project finance and other capital for SunEdison projects; existing or new regulations and policies governing the electric utility industry; historical conversion rates for SunEdison of pipeline into completed projects will not be achieved; dependence on single and limited source suppliers; utilization of our manufacturing volume and capacity; the terms of any potential future amendments to our long-term agreements with our solar wafer customers; general economic conditions, including the ability of our customers to pay their debts as they become due; our ability to realize the benefits of any announced or future facility closings and/or restructurings; our ability to maintain future growth; failure of third-party subcontractors to construct and install our solar energy systems; customer acceptance of our new products; the impact of competitive products and technologies; inventory levels of our customers; supply chain difficulties or problems; interruption of production; outcome of pending and future litigation matters; good working order of our manufacturing facilities; our ability to reduce manufacturing and operating costs; assumptions underlying management's financial estimates; delays in capacity expansion and the restructuring of our manufacturing operations across different plants; actions by competitors, customers and suppliers; changes in the retail industry; changes in federal or state laws governing utilities; damage to our brand; the integration of the SunEdison acquisition, the Solaicx acquisition or any future acquisitions; changes in product specifications and manufacturing processes; changes in financial market conditions; changes in foreign economic and political conditions; changes in the composition of worldwide taxable income and applicable tax laws and regulations; changes in technology; the impact of competitive products and technologies; changes in interest and currency exchange rates and other risks described in the company's filings with the Securities and Exchange Commission. These forward-looking statements represent the company's judgment as of the date of this presentation The company disclaims, however, any intent or obligation to update these forward-looking statements.